SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                             FEBRUARY 22, 1996
                     (Date of earliest event reported)

                            TECH-SYM CORPORATION
             (Exact Name of Registrant as Specified in Charter)


             NEVADA                               74-1509818
(State or Other Jurisdiction of          (IRS Employer Identification No.)
         Incorporation)

                                   1-4371
                          (Commission File Number)
                           10500 Westoffice Drive
                            Houston, Texas 77042
                  (Address of Principal Executive Office)

                               (713) 785-7790
            (Registrant's telephone number, including area code)




ITEM 5.           OTHER EVENTS.

     The information set forth in the press release of the registrant dated February 22, 1996, which is filed as an exhibit hereto, is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

    The following exhibits are filed herewith:

     99.1 -- Press release issued by the registrant dated February 22, 1996.


                                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TECH-SYM CORPORATION

                              By:      R. F. THOMPSON
                              Name:    R. F. Thompson
                              Title:   Vice President, Treasurer
                                       Chief Financial Officer
February 22, 1996


                               EXHIBIT INDEX

EXHIBIT
NUMBER                         DESCRIPTION

99.1   --  Press release issued by the registrant dated February 22, 1996.